UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2021 (December 8, 2021)
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HOLLYFRONTIER CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-03876		75-1056913
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300	Dallas	Texas	75201
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HFC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 8, 2021, HollyFrontier Corporation (“HollyFrontier”) held a virtual Special Meeting of HollyFrontier’s stockholders (the “Special Meeting”). At the Special Meeting, HollyFrontier’s stockholders voted on and approved the issuance of 60,230,036 shares of common stock, par value $0.01 per share, of Hippo Parent Corporation, a wholly owned subsidiary of HollyFrontier (“New Parent”), as may be adjusted pursuant to that certain Business Combination Agreement (the “BCA”), dated as of August 2, 2021, by and among HollyFrontier, New Parent, Hippo Merger Sub, Inc., a wholly owned subsidiary of New Parent, Sinclair Holdco, and Hippo Holding LLC, a wholly owned subsidiary of The Sinclair Companies (“Sinclair HoldCo”), as consideration to Sinclair HoldCo in connection with the BCA.

A total of 132,581,404 shares of HollyFrontier’s common stock were present in person or represented by proxy at the Special Meeting, representing over 81% of HollyFrontier’s 162,496,235 shares of common stock outstanding and entitled to vote as of the October 21, 2021 record date. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in HollyFrontier’s definitive proxy statement filed with the Securities and Exchange Commission on October 29, 2021.

Proposal 1 (Issuance of New Parent Common Stock): The stockholders approved Proposal 1, with votes as follows:

For	Against	Abstain
131,441,886	1,018,569	120,949

There were no broker non-votes.

Proposal 2 (Adjournment or Postponement of the Special Meeting, if Necessary or Appropriate, to Solicit Additional Proxies in the Event That There are not Sufficient Votes at the Time of the Special Meeting to Approve Proposal 1): There being a quorum present and sufficient votes cast in favor of Proposal 1, the stockholders were not asked to vote with respect to Proposal 2 and Proposal 2 was not voted upon at the Special Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:    /s/ Vaishali S. Bhatia
Vaishali S. Bhatia,
Senior Vice President, General Counsel and Secretary

Date: December 10, 2021